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                                                                    EXHIBIT 23.1


The Board of Directors
Polk Audio, Inc.

We consent to the use of our reports included herein or incorporated herein by reference.


                                                   KPMG PEAT MARWICK LLP

Baltimore, Maryland
June 23, 1997










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